Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 30% Portfolio
September 30, 2025
VFM30-NPRT3-1125
1.9907352.102
Bond Funds - 47.9%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	20,453	187,350
Fidelity High Income Fund (b)	54,630	445,238
Fidelity Inflation-Protected Bond Index Fund (b)	53,383	501,267
Fidelity Long-Term Treasury Bond Index Fund (b)	1,477	13,918
Fidelity Total Bond Fund (b)	571,099	5,533,946
VIP Investment Grade Bond II Portfolio - Investor Class (b)	565,584	5,531,409
TOTAL BOND FUNDS (Cost $11,802,898)		12,213,128

Domestic Equity Funds - 20.2%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	2,643	141,823
Fidelity Commodity Strategy Fund (b)	1,981	193,683
Fidelity Contrafund (b)	5,697	141,065
Fidelity Fundamental Small-Mid Cap ETF (b)	4,418	129,050
Fidelity Hedged Equity Fund (b)	17,719	262,955
Fidelity Real Estate Investment Portfolio (b)	1,473	56,875
Fidelity Stock Selector Small Cap Fund (b)	7,903	319,915
VIP Stock Selector Portfolio - Investor Class (b)	268,027	3,720,222
VIP Value Strategies Portfolio - Investor Class (b)	11,122	172,840
TOTAL DOMESTIC EQUITY FUNDS (Cost $4,228,044)		5,138,428

International Equity Funds - 13.7%
	Shares	Value ($)
Fidelity Canada Fund (b)	1,945	153,456
Fidelity Emerging Markets Discovery Fund (b)	3,892	73,861
Fidelity Emerging Markets Fund (b)	19,370	928,799
Fidelity Enhanced International ETF (b)	11,280	397,958
Fidelity Infrastructure Fund (b)	1,298	22,039
Fidelity International Capital Appreciation Fund (b)	8,073	306,712
Fidelity International Discovery Fund (b)	4,005	240,100
Fidelity International Small Cap Opportunities Fund (b)	4,961	119,605
Fidelity International Value Fund (b)	8,209	112,304
Fidelity Japan Smaller Companies Fund (b)	3,344	65,076
Fidelity Overseas Fund (b)	12,784	963,669
Fidelity Total International Equity Fund (b)	6,989	101,823
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,923,753)		3,485,402

U.S. Treasury Obligations - 0.0%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 10/16/2025 (d) (Cost $19,965)	4.28	20,000	19,966

Money Market Funds - 18.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.21	1,198,406	1,198,646
Fidelity Investments Money Market Government Portfolio - Institutional Class (b)(f)	4.08	3,381,865	3,381,865
TOTAL MONEY MARKET FUNDS (Cost $4,580,511)			4,580,511

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $23,555,171)	25,437,435
NET OTHER ASSETS (LIABILITIES) - 0.2%	58,908
NET ASSETS - 100.0%	25,496,343

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
CBOT 10Y US Treasury Notes Contracts (United States)	2	12/19/2025	224,969	1,208	1,208

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $19,966.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	660,725	1,693,702	1,155,781	31,965	-	-	1,198,646	1,198,406	0.0%
Total	660,725	1,693,702	1,155,781	31,965	-	-	1,198,646

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	78,133	63,901	17,844	13	(897)	18,530	141,823	2,643
Fidelity Canada Fund	73,435	107,193	48,704	-	(264)	21,796	153,456	1,945
Fidelity Commodity Strategy Fund	70,789	163,871	46,215	3,508	(1,184)	6,422	193,683	1,981
Fidelity Contrafund	77,747	80,110	34,338	767	(185)	17,731	141,065	5,697
Fidelity Emerging Markets Discovery Fund	48,817	87,979	84,772	-	5,508	16,329	73,861	3,892
Fidelity Emerging Markets Fund	470,781	835,919	599,599	-	29,833	191,865	928,799	19,370
Fidelity Enhanced International ETF	50,793	346,371	15,342	1,506	824	15,312	397,958	11,280
Fidelity Enhanced Large Cap Core ETF	109,426	227,293	319,362	713	(13,281)	(4,076)	-	-
Fidelity Enhanced Mid Cap ETF	53,874	87,448	133,379	89	(3,502)	(4,441)	-	-
Fidelity Enhanced Small Cap ETF	77,964	90,833	154,127	-	(9,984)	(4,686)	-	-
Fidelity Floating Rate High Income Fund	114,037	103,199	28,011	8,337	(429)	(1,446)	187,350	20,453
Fidelity Fundamental Small-Mid Cap ETF	79,108	59,684	17,960	527	(1,323)	9,541	129,050	4,418
Fidelity Hedged Equity Fund	186,769	242,127	202,981	-	5,087	31,953	262,955	17,719
Fidelity High Income Fund	113,408	462,920	152,722	14,040	(923)	22,555	445,238	54,630
Fidelity Inflation-Protected Bond Index Fund	221,287	467,374	207,320	4,731	678	19,248	501,267	53,383
Fidelity Infrastructure Fund	17,694	127	-	128	-	4,218	22,039	1,298
Fidelity International Capital Appreciation Fund	116,977	161,731	55,747	22,866	(724)	(3,922)	-	-
Fidelity International Capital Appreciation Fund	-	98,008	21,839	35	(1,597)	13,825	306,712	8,073
Fidelity International Discovery Fund	152,901	204,365	172,237	-	8,368	46,703	240,100	4,005
Fidelity International Small Cap Fund	56,902	79,290	155,297	-	250	18,855	-	-
Fidelity International Small Cap Opportunities Fund	78,450	105,761	90,992	-	3,903	22,483	119,605	4,961
Fidelity International Value Fund	76,381	106,812	109,973	-	10,917	28,167	112,304	8,209
Fidelity Investments Money Market Government Portfolio - Institutional Class	1,907,759	1,957,033	482,927	81,267	-	-	3,381,865	3,381,865
Fidelity Japan Smaller Companies Fund	36,845	31,622	15,642	-	(132)	12,383	65,076	3,344
Fidelity Long-Term Treasury Bond Index Fund	144,233	231,469	366,854	5,544	(2,798)	7,868	13,918	1,477
Fidelity Overseas Fund	560,145	768,923	519,169	-	4,693	149,077	963,669	12,784
Fidelity Real Estate Investment Portfolio	70,403	52,064	66,239	1,746	305	342	56,875	1,473
Fidelity Stock Selector Small Cap Fund	184,341	189,193	75,720	-	(1,390)	23,491	319,915	7,903
Fidelity Total Bond Fund	3,299,294	3,280,235	1,184,439	142,053	(7,232)	146,088	5,533,946	571,099
Fidelity Total International Equity Fund	-	101,823	-	-	-	-	101,823	6,989
VIP Investment Grade Bond II Portfolio - Investor Class	3,285,706	3,159,128	1,181,264	840	(14,827)	282,666	5,531,409	565,584
VIP Stock Selector Portfolio - Investor Class	2,095,268	2,315,867	1,079,542	-	(10,274)	398,903	3,720,222	268,027
VIP Value Strategies Portfolio - Investor Class	105,338	109,504	44,212	2,394	(1,443)	3,653	172,840	11,122
	14,015,005	16,379,177	7,684,769	291,104	(2,023)	1,511,433	24,218,823

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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